UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

VALERO L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16417 Commission File Number	74-2956831 (IRS Employee Identification No.)

One Valero Way San Antonio, Texas (Address of principal executive offices)	78249 (Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Item 7.01	REGULATION FD DISCLOSURE

On March 11, 2005 Valero L.P. (the “Company”) issued a press release, a copy of which is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in this report, including the exhibit, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.
99.1	Press Release dated March 11, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO L.P.

By:	Riverwalk Logistics, L.P. its general partner

	By:	Valero GP, LLC its general partner

Date: March 11, 2005	By:	/s/Bradley C. Barron

	Name:	Bradley C. Barron
	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated March 11, 2005

Exhibit 99.1